Execution Copy


                    AMENDMENT NO. 2 AND NEW LENDER AGREEMENT

                  AMENDMENT NO. 2 AND NEW LENDER AGREEMENT, dated as of December 6, 2000 (this "Amendment No. 2"), in respect of the REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of May 4, 2000, (as amended prior to the date hereof and unless otherwise stated herein, the "Credit Agreement") among WINSTAR COMMUNICATIONS, INC., a Delaware corporation (the "Parent"), WCI CAPITAL CORP., a Delaware corporation (the "Borrower"), each of the entities listed on the signature pages thereof under the heading "Guarantors" and the Additional Guarantors (as defined in Section 6.09 thereof ) from time to time parties thereto, each of the lenders from time to time parties thereto (collectively, the"Lenders"), THE BANK OF NEW YORK, as letter of credit issuer, administrative agent and collateral agent for the Lenders, CITICORP NORTH AMERICA, INC., as syndication agent for the Lenders, and CIBC WORLD MARKETS CORP. and CREDIT SUISSE FIRST BOSTON, as documentation agents for the Lenders. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

                                   WITNESSETH:

                  WHEREAS, the Borrower has requested that the existing Lenders under the Credit Agreement (the "Existing Lenders") permit an increase in the Indebtedness of the Loan Parties under the Credit Documents by $200,000,000 under a new senior secured term loan;

                  WHEREAS, the Existing Lenders are willing to permit such an increase in Indebtedness under the Credit Documents and Siemens Financial Services, Inc. (the "New Lender") is willing to make loans of $200,000,000 under a new senior secured term loan; and

                  WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein.

                  NOW THEREFORE, the parties hereto agree as follows:

                  SECTION 1.  Amendments to the Credit Agreement.

                  (a) The first recital of the Credit Agreement is hereby amended by deleting the words "and (iii)" in line 7 thereof and by replacing them with the word "(iii)", and by deleting the words "; the Term Loan B Loans, together with the Term Loan A Loans, being the "Term Loans") in lines 9 and 10 thereof and by adding, after the word "and" in line 10 thereof, the following paragraph (iv):


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                                                                 Execution Copy

                           "(iv) $200,000,000 for general corporate purposes under a senior secured term loan facility (the "Term Loan C Facility"; loans made thereunder each being a "Term Loan C Loan" and, collectively, the "Term Loan C Loans"; the Term Loan C Loans, together with the Term Loan A Loans and the Term Loan B Loans, being the "Term Loans");"

                  (b) Section 1.01(c) of the Credit Agreement is hereby amended by:

                           (i) adding the following new defined term after the definition of Alternate Base Rate:

                           "Amendment No. 2" means Amendment No. 2 and New Lender Agreement in respect of this Agreement, dated as of December 6, 2000.

                           (ii) adding the words "and Term Loan C Loans" after
                  the words "Term Loan B Loans" in line 6 of the definition of Applicable Margin, and replacing the Applicable Margin set forth with respect to Term Loan B Loans therein with the following:

                           "Term Loan B Loans and Term Loan C Loans

                           In respect of the Term Loan B Loans and Term Loan C Loans, the Applicable Margin for ABR Loans means 3.50% and the Applicable Margin for Eurodollar Loans means 4.50%,"

                           (iii) deleting the definition of "Facilities" and
                  replacing such definition in its entirety with the following:

                           "Facilities" means the Revolving Credit Facility, the Term Loan A Facility, the Term Loan B Facility and the Term Loan C Facility.

                           (iv) deleting the word "and" in line 4 of paragraph
                  (iv) of the definition of Interest Period, adding the word "; and" after the words "Scheduled Installment Date" in line 4 of paragraph (v) thereof and adding a new paragraph (vi) as follows:

                           "(vi) any Interest Period with respect to a Term Loan C Loan that begins before a Term Loan C Scheduled Installment Date and would otherwise end after such Term Loan C Scheduled Installment Date shall end on such Term Loan C Scheduled Installment Date."

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                                                                 Execution Copy

                           (v) deleting the word "and" in line 10 of the
                  definition of Pro Rata Share and adding a paragraph (iv) after the words "then outstanding" in line 14 thereof as follows:

                           ", and (iv) in relation to Term Loan C Loans, the proportion of such Lender's Term Loan C Commitment to the Total Term Loan C Commitment, or after the Term Loan C Commitment Termination Date, the proportion of such Lender's Term Loan C Loans to the aggregate amount of Term Loan C Loans then outstanding."

                           (vi) deleting the word "direct" in line 1 of the definition of Special Purpose Vendor Subsidiary.

                           (vii)    adding the following definitions in
                  alphabetical order:

                           "Term Loan C Commitment" means, with respect to a Lender, on the date of Amendment No. 2, the amount set forth opposite such Lender's name under the heading "Term Loan C Commitment" on Schedule 1.01(c)-1 hereto as such amount may be changed from time to time pursuant to the terms of this Agreement.

                           "Term Loan C Commitment Termination Date" means the Term Loan C Effective Date.

                           "Term Loan C Effective Date" means the day during which the Term Loan C Effective Time occurs.

                           "Term Loan C Effective Time" has the meaning assigned to such term in Section 7.04.

                           "Term Loan C Facility" has the meaning set forth in the preamble.

                           "Term Loan C Lenders" means the Lenders committed to lend under the Term Loan C Facility.

                           "Term Loan C Loans" has the meaning assigned to such term in the preamble.

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                                                                 Execution Copy

                           "Term Loan C Loan Request" means the single request by the Borrower for Term Loan C Loans, which shall specify (i) the requested Borrowing Date, (ii) the aggregate amount of such Term Loan C Loans, (iii) whether such Term Loan C Loans are to bear interest initially as ABR Loans or Eurodollar Loans and (iv) if applicable, the initial Interest Period therefor.

                           "Term Loan C Scheduled Installment Date" has the meaning set forth in Section 2.05(d).

                           "Total Term Loan C Commitment" means, on any day, the aggregate Term Loan C Commitment on such day of all the Lenders.

                           (viii) adding the words "or a Term Loan C Loan
                  Request" after the words "Term Loan B Loan Request" in the definition of Term Loan Request.

                  (c) Section 2.03 of the Credit Agreement is hereby amended by adding the words "and Term Loan C Loans" after the words "Term Loan B Loans" in the heading thereof and by adding subsections (c) and (d) as follows:

                           "(c) Until the Term Loan C Commitment Termination Date, subject to the terms and conditions of this Agreement, each of the Term Loan C Lenders, severally and not jointly with the other Term Loan C Lenders, agrees to make Term Loan C Loans to the Borrower in an amount not to exceed such Term Loan C Lender's Term Loan C Commitment.

                           (d) In order to borrow Term Loan C Loans, the Borrower shall give a Term Loan C Loan Request to the Administrative Agent, by telephone or telecopy or in writing, not later than 11:00 A.M. (if by telephone, to be so confirmed in substantially the form of
                           Exhibit 2.03(c) not later than 2:00 P.M. on the same
                           day), (i) on the Borrowing Date for ABR Loans and
                           (ii) on the third Business Day before the Borrowing Date for Eurodollar Loans. Upon receipt, the Administrative Agent forthwith shall give notice to each Term Loan C Lender of the substance of the Term Loan C Loan Request. Not later than 2:00 P.M., on the Borrowing Date, each Term Loan C Lender shall make available to the Administrative Agent such Term Loan C Lender's Pro Rata Share of the requested Loans in

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                                                                 Execution Copy

                           funds immediately available at the Administrative Agent's office specified pursuant to Section 13.08(a). Subject to satisfaction, or waiver in accordance with Section 7.04, of each of the applicable conditions precedent contained in Article VII, on the Borrowing Date the Administrative Agent shall make available, in like funds, to the Borrower the amounts received by the Administrative Agent from the Term Loan C Lenders."

                  (d) Section 2.04 of the Credit Agreement is hereby amended by adding a subsection (e) as follows:

                           "(e) Term Loan C Commitments; Mandatory Borrowing Request; Commitment Termination. On the Term Loan C Effective Date, Borrower shall give a single Term Loan C Loan Request to the Administrative Agent totaling an aggregate principal amount of $200,000,000. The Term Loan C Commitment terminates on the Term Loan C Commitment Termination Date."

                  (e) Section 2.05 of the Credit Agreement is hereby amended by adding a subsection (d) as follows:

                           "(d) Term Loan C Loans. The outstanding principal of the Term Loan C Loans shall be repaid in installments payable on the last day of each calendar quarter commencing on June 30, 2004 and ending on December 31, 2007 as set forth in the following table:

                           Date                    Quarterly Installment Payment
                           ----                    -----------------------------
                           June 30, 2004                     $500,000
                           September 30, 2004                $500,000
                           December 31, 2004                 $500,000
                           March 31, 2005                    $500,000
                           June 30, 2005                     $500,000
                           September 30, 2005                $500,000
                           December 31, 2005                 $500,000
                           March 31, 2006                    $500,000
                           June 30, 2006                     $500,000
                           September 30, 2006                $500,000
                           December 31, 2006                 $500,000
                           _____________________________________________________

                                                                 Execution Copy

                           Date                    Quarterly Installment Payment
                           ----                    -----------------------------
                           March 31, 2007                    $500,000
                           June 30, 2007                  $64,666,667
                           September 30, 2007             $64,666,667
                           December 31, 2007          Balance of outstanding
                                                      Term Loan C Loans

(each of the foregoing dates, a "Term Loan C Scheduled Installment Date")."

                  (f) Subject to Section 2(b) of this Amendment No. 2, Section 2.06(b) of the Credit Agreement is hereby amended by adding the words "or the Term Loan C Loans" after the words "Term Loan B Loans" in line 13 thereof and by replacing the final two sentences thereof with the following:

                           "On and after the third anniversary of the Effective
                  Date each partial prepayment shall be applied (i) ratably to the Term Loan A Loans, Term Loan B Loans, and the Term Loan C Loans, and (ii) ratably to the scheduled installments of principal of the Term Loan A Loans, Term Loan B Loans and the Term Loan C Loans, in each case in accordance with the respective principal amounts thereof outstanding as of the date of such payment. Prepaid Term Loans may not be reborrowed."

                  (g) Section 2.06(c)(iv) of the Credit Agreement is hereby amended by adding the words "outstanding as of the date of such payment" after the words "principal amounts thereof" in line 3 thereof and Section 2.06 of the Credit Agreement is further hereby amended by adding a subsection (e) as follows:

                           "(e) Term Loan C Loan Prepayment Fee. In the event
                  the Borrower prepays the Term Loan C Loan, the Borrower shall pay, for the account of the Term Loan C Lenders, a prepayment fee equal to (i) 3% of the principal amount prepaid if prepayment occurs after the Term Loan C Effective Date and on or before the first anniversary of the Term Loan C Effective Date, (ii) 2% of the principal amount prepaid if prepayment occurs after the first anniversary of the Term Loan C Effective Date and on or before the second anniversary of the Term Loan C Effective Date, and (iii) 1% of the principal amount prepaid if prepayment occurs after the second anniversary of the Term Loan C Effective Date and on or before the third anniversary of the Term Loan C Effective Date. Prepayments of the Term Loan C Loan made after the third anniversary of the Term Loan C Effective Date are not subject to this prepayment fee."

                                                                 Execution Copy

                  (h) Article VII of the Credit Agreement is hereby amended by adding a Section 7.04 as follows:

                  "Section 7.04 Conditions Precedent for Term Loan C Commitments and Term Loan C Loans. The conditions precedent set forth in Sections 7.01(a) through (j) shall not apply in respect of Term Loan C Lenders, Term Loan C Commitments or Term Loan C Loans. The obligations of each Term Loan C Lender hereunder are subject to, and each Term Loan C Lender's Commitments shall not become available until, the earliest time
                  (the "Term Loan C Effective Time") on which each of the following conditions precedent shall have been satisfied or waived in writing by the Term Loan C Lenders:

                  (a) Amendment No. 2. Amendment No. 2 shall have become effective in accordance with the terms of Section 2 of Amendment No. 2.

                  (b) Consents and Agreements. All consents or agreements (other than any required for Amendment No. 2 to become effective in accordance with its terms) required by the Borrower to Incur Indebtedness in respect of the Term Loan C Loans pursuant to this Agreement (as amended by Amendment No. 2) shall have been obtained and the Administrative Agent, on behalf of the Term Loan C Lenders, shall have received a certificate, signed by an authorized officer of the Parent and the Borrower, certifying that such consents or agreements have been obtained and attaching thereto a copy or copies of such consents or agreements.

                  (c) Representations and Warranties. The representations and warranties contained in Section 4 of Amendment No. 2 shall be true and correct in all material respects on the Term Loan C Effective Date (except as otherwise set forth in Section 4 of Amendment No. 2) and the Administrative Agent, on behalf of the Term Loan C Lenders, shall have received a certificate, signed by an authorized officer of each of the Loan Parties, to that effect.

                  (d) Evidence of Corporate Action. The Administrative Agent on behalf of the Term Loan C Lenders shall have received the following:

                           (i) a copy of the certificate of incorporation or similar constitutive document of each of the Consolidated Group Members as in effect on the Term Loan C Effective Date, each certified by

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                                                                 Execution Copy

                                the Secretary of State of the respective jurisdictions in which such Consolidated Group Member is organized, and a certificate from such Secretary of State as to the good standing of each of the domestic Consolidated Group Members in each case as of a date reasonably close to the Term Loan C Effective Date; and

                           (ii) a certificate of the Secretary or an
                                Assistant Secretary of the Loan Parties, dated the Term Loan C Effective Date, and stating (A) that attached thereto is a true and complete copy of the by-laws or similar constitutive document of the relevant Loan Party as in effect on such date and at all times since the date of the resolutions described in clause (B) below,
                                (B) that attached thereto is a true and
                                complete copy of resolutions duly adopted by the Board of Directors or equivalent authority of the relevant Loan Party authorizing the execution, delivery and performance of this Agreement (as amended by Amendment No. 2), and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation or similar constitutive document of the relevant Loan Party has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) a verification as to the incumbency and signature of each officer executing Amendment No. 2 or any document delivered in connection therewith on behalf of the relevant Loan Party.

                    (e) Opinions of Counsel. The Lenders shall have received favorable written opinions, dated the Term Loan C Effective Date, of (i) Shearman & Sterling, counsel for the Borrower, (ii) Graubard Mollen & Miller, counsel for the Borrower, (iii) Sullivan & Cromwell, special counsel for the Lenders, and (iv) Willkie Farr & Gallagher, special FCC counsel to the Borrower (in reference to spectrum matters only), each in respect of this Agreement as amended by Amendment No. 2 in substantially the form received by the Lenders on the Effective Date.

                    (f) Fees. The Administrative Agent shall have received, on behalf of the Term Loan C Lenders, all fees due pursuant to the fee letter, dated November 7, 2000, or any supplement thereto, from Siemens Information and Communications Networks, Inc to Parent and Borrower.

                                                                 Execution Copy

                         For the avoidance of doubt, this Section 7.04 is without prejudice to the definition of Effective Time and is without prejudice to Sections 7.02 and 7.03 of this Agreement (which Sections shall apply in respect of the Term Loan C Lenders and Term Loan C Loans except that, solely in relation to the Term Loan C Lenders and the Term Loan C Loans, the reference to Section 5.01 in
                         Section 7.02(c) shall be deemed instead to be a reference to Section 4 of Amendment No. 2)."


                  (i) Section 8.02(d)(ii)(Z) of the Credit Agreement is hereby amended by:

                           (i) deleting the words "Net Available Cash" and
                  replacing them with the words "Net Cash Proceeds" in line 1 of subparagraph (2) thereof, adding the words "or" after the word "Proceeds," in line 7 of subparagraph (2) thereof and adding a subparagraph (3) as follows:

                           "(3) $200,000,000 in cash on or after the Term Loan C Effective Date and before December 31, 2000,"

                           (ii) deleting the word "either" in line 10 thereof
                  and replacing it with the word "each".

                  (j) Section 8.01(n) of the Credit Agreement is hereby amended by adding the words " ))" after the words "Loan Party" in line 13 thereof and by deleting the words ")" after the words "Identification Number" in Line 16 thereof.

                  (k) Section 11.03(a) of the Credit Agreement is hereby amended by deleting the words "and Term Loan B Loans" in line 23 thereof and replacing them with the words ", Term Loan B Loans and Term Loan C Loans".

                  (l) Section 13.06 of the Credit Agreement is hereby amended by deleting the words "and the other Credit Documents" in line 3 thereof.

                  (m) The Credit Agreement is hereby amended by adding an
Exhibit 2.03(c) in the form attached to Annex A to this Amendment No. 2.

                  (n) The Credit Agreement is hereby amended by deleting Exhibit 11.01(d)-2 and replacing it with a new Exhibit 11.01(d)-2 in the form attached to Annex B to this Amendment No. 2.

                                                                 Execution Copy

                  (o) The Credit Agreement is hereby amended by deleting Exhibit 11.03(a) and replacing it with a new Exhibit 11.03(a) in the form attached to Annex C to this Amendment No. 2.

                  (p) The Credit Agreement is hereby amended by deleting
Schedule 1.01(c)-1 and replacing it with a new Schedule 1.01(c)-1 in the form attached to Annex D to this Amendment No. 2.

                  SECTION 2. Effectiveness. Subject to Section 2(b) of this Amendment No. 2, this Amendment No. 2 shall be effective upon the following subsections each having been satisfied:

                  (a) the execution of counterparts hereof by the Parent, the Borrower, each of the Guarantors (as such term is defined in the Credit Agreement in relation to Article VI thereof) and the Required Lenders;

                  (b) the execution of counterparts hereof by Existing Lenders holding more than 50% of the sum of the unused portion of the Total Commitment and the total outstanding Loans for each class of Loans that is adversely effected by the modifications to Section 2.06 resulting from this Amendment No. 2, provided that if this Section 2(b) is not satisfied, this Amendment No. 2 shall nevertheless become effective on the satisfaction of Sections 2(a), 2(c) and 2(d) hereof except that (i) the amendment to the Credit Agreement set forth in Section 1(f) of this Amendment No. 2 shall not be made and (ii) Section 2.06 of the Credit Agreement shall, instead, hereby be amended as set forth in Amendment Exhibit A;

                  (c) the execution of a counterpart hereof by New Lender (it being acknowledged that the execution of this Amendment No. 2 by the New Lender is for the purpose of Section 3 hereof and of the New Lender's agreement to the amendments to the Credit Agreement effected hereby); and

                  (d) upon receipt by the Parent of $250,000,000 gross proceeds from the issuance of its Capital Stock on or before January 31, 2001.

                  SECTION 3. New Lender. At the same time as this Amendment No. 2 shall become effective in accordance with its terms, the New Lender shall, without further action on behalf of any person, become a party to and be bound by the provisions of the Credit Agreement (as amended by this Amendment No. 2) and shall have the rights and obligations of a Lender thereunder and under the Credit Documents and the New Lender and each other party executing this Amendment No. 2 accepts and acknowledges the same by their respective signatures hereto. For the avoidance of doubt, neither New Lender nor any affiliate of New

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                                                               Execution Copy


Lender shall be an Equipment Vendor Lender solely by reason of (a) New Lender becoming a Lender under the Credit Agreement (as amended by this Amendment No.
2), or (b) an affiliate of New Lender entering into an equipment purchase agreement with a Loan Party, nor shall any Term Loan C Loan be deemed a Vendor Financing.

                  SECTION 4. Representations and Warranties. Each of the Loan Parties as to itself, and as to any Consolidated Group Member that is a Subsidiary thereof, hereby represents and warrants to the other parties hereto that, as of the date hereof and after giving effect to this Amendment No. 2, (a) the representations and warranties contained in Section 5.01 of the Credit Agreement (except to the extent any representation or warranty speaks as of a date certain and which is not made as of the date hereof pursuant to this
Section 4) are true and correct in all material respects on and as of the date hereof as though made on the date hereof, (b) no Default or Event of Default exists and is continuing, or shall exist and be continuing, under the Credit Agreement, (c) Schedule 5.01(b) of the Credit Agreement is true and correct in all material respects on and as of the date hereof and each of the representations and warranties in Section 5.01(l)(i) and Section 5.01(n) of the Credit Agreement is true and correct in all material respects on and as of the date hereof as though made on the date hereof, (d) the Credit Agreement (including all schedules and exhibits thereto) has not been amended prior to the date hereof except by Amendment No. 1, dated as of May 4, 2000, and none of the other Credit Documents have been amended in writing, and (e) each of the conditions precedent set forth in Section 7.01 of the Credit Agreement was satisfied (and not waived in writing by the Required Lenders) on the Effective Date.

                  SECTION 5. Survival. All representations and warranties made in this Amendment No. 2 pursuant to Section 4 of this Amendment No. 2, and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Amendment No. 2, shall (i) be considered to have been relied upon by the New Lender regardless of any investigation made by, or on behalf of, the New Lender and (ii) survive the making of the Term Loan C Loans.

                  SECTION 6.  Miscellaneous.

                  (a) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

                  (b) This Amendment No. 2 shall be a Credit Document for the purposes of the Credit Agreement (as hereby amended).

                  (c) This Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed

                                                            Execution Copy

counterpart of a signature page of this Amendment No. 2 or consent hereto by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

                  (d) THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                           Amendment Exhibit A

                  (A) Section 2.06(b) of the Credit Agreement shall be amended by:

                           (i) adding after the words "Borrower's direction" in
                  line 14 thereof the words "and shall not, so long as any Term Loan A Loans or Term Loan B Loans shall be outstanding, be applied to the Term Loan C Loans"; and

                           (ii) by adding after the words "B Loans" in line 17
                  thereof the words ", and (iii) to the Term Loan C Loans if no Term Loan A Loans and Term Loan B Loans shall be outstanding" and by adding after the words "principal amounts thereof" the words "outstanding as of the date of such payment".

                  (B) Section 2.06(c) of the Credit Agreement shall be amended by deleting paragraph (iv) thereof and replacing it with a new paragraph (iv) as follows:

                           "(iv) Prepayments under subsections (ii) and (iii)
                  above shall be applied (A) first, ratably to the Term Loan A Loans and Term Loan B Loans and ratably to the scheduled installments of principal of the Term Loan A Loans and Term Loan B Loans, in each case in accordance with the respective principal amounts thereof outstanding as of the date of such payment, (B) second, to the extent the Term Loan A Loans and Term Loan B Loans have been paid in full, to the Revolving Credit Credit Loans, and (C) third, to the extent the Term Loan A Loans, the Term Loan B Loans have been paid in full and no Revolving Credit Loans are outstanding, to the Term Loan C Loans."

                                         [signature pages follow]

                                                                 Execution Copy

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.2 to be duly executed as of the date first above written.

                                    PARENT and GUARANTOR:
                                    --------------------

                                    WINSTAR COMMUNICATIONS, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    BORROWER:
                                    --------

                                    WCI  CAPITAL CORP.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                   GUARANTORS:

                                    WINSTAR WIRELESS, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR A/R SPE, LLC

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                 Execution Copy

                                    WINSTAR A/R ACCOUNT PARTY, LLC


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR BROADBAND ACQUISITION 1999,
                                    LLC

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR BROADBAND ACQUISITION 2000,
                                    LLC

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR NETWORK EXPANSION, LLC


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WWI LICENSE HOLDING, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                            Execution Copy

                                    WINSTAR EQUIPMENT CORP.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR EQUIPMENT II CORP.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR WIRELESS FIBER CORP.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR LMDS, LLC

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR CREDIT CORP.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                           Execution Copy

                                    WINSTAR SWITCH ACQUISITION CORP.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR NEW MEDIA COMPANY, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR INTERACTIVE MEDIA SALES, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR EASYNET INC.

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR INTERACTIVE VENTURES I, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    WINSTAR GLOBAL MEDIA, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR RADIO NETWORKS, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WALT BABY LOVE PRODUCTIONS, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    NON FICTION FILMS INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    FOX/LORBER ASSOCIATES, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                Execution Copy

                                    WELLSPRING MEDIA, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR BROADCASTING CORP.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    SPORTSFAN RADIO NETWORK INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR GOVERNMENT SOLUTIONS, LLC


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    WINSTAR MIDCOM ACQUISITION CORP.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    LENDERS:
                                    -------


                                    THE BANK OF NEW YORK,
                                       as Lender, Letter of Credit Issuer,
                                       Administrative Agent and Collateral Agent

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    ABN-AMRO BANK N.V.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    ALLIANCE CAPITAL FUNDING, L.L.C.
                                    By:  Alliance Capital Management L.P.,
                                         as its Collateral Manager


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                 Execution Copy

                                    MONUMENT CAPITAL LTD.
                                    By: Alliance Capital Management L.P.,
                                        as its Collateral Manager


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                 Execution Copy

                                    THE BANK OF NOVA SCOTIA


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    FC CBO IV, LTD

                                    By:  The Bank of Montreal,
                                         as its Collateral Manager


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    BARCLAYS BANK PLC

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                SIERRA CLO I, LTD

                                By:  Centre Pacific, as its Collateral Manager

                                By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                                               Execution Copy

                                    CIBC WORLD MARKETS, CORP.
                                          as Lender and Syndication Agent

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                 Execution Copy

                                    CAPTIVA FINANCE LTD.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                Execution Copy

                                    CITIBANK, N.A.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    CITICORP NORTH AMERICA, INC.,
                                         as Lender and Syndication Agent

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                Execution Copy

                                    CREDIT LYONNAIS, NEW YORK BRANCH


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                            Execution Copy

                                    CREDIT SUISSE FIRST BOSTON,
                                            as Lender and Documentation Agent

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                             Execution Copy

                                    DRESDNER BANK AG,  NEW YORK AND GRAND
                                            CAYMAN BRANCHES


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    SENIOR DEBT PORTFOLIO

                                    By:     Boston Management and Research
                                            as Investment Advisor

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                           Execution Copy

                                    EATON VANCE SENIOR INCOME TRUST
                                    By:     Eaton Vance Management
                                            as Investment Advisor

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                           Execution Copy

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN
                                      FUND

                                    By:     Eaton Vance Management
                                            as Investment Advisor

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                  Execution Copy

                                    EATON VANCE CDO III, LTD
                                    By:     Eaton Vance Management
                                            as Investment Advisor

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    OXFORD STRATEGIC INCOME FUND
                                    By:     Eaton Vance Management
                                            as Investment Advisor

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    VARIABLE INSURANCE PRODUCTS FUND II: ASSET
                                            MANAGER: GROWTH PORTFOLIO


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                Execution Copy

                                    VARIABLE INSURANCE PRODUCTS FUND II: ASSET
                                            MANAGER PORTFOLIO


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                Execution Copy

                               FLEET NATIONAL BANK

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                Execution Copy

                                    FRANKLIN FLOATING RATE FUND
                                    By: Franklin Templeton Funds,
                                        as its Collateral Agent


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                Execution Copy

                                    FRANKLIN CLO I, LTD.
                                    By:  Franklin Templeton Funds,
                                         as its Collateral Agent


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    FRANKLIN FLOATING RATE MASTER SERIES
                                    By: Franklin Templeton Funds,
                                        as its Collateral Agent


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                  HARCH CAPITAL


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                   ELF-FUNDING TRUST I

                                    By: Highland Capital Management,
                                        as its Collateral  Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    SRV-HIGHLAND, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    PAM CAPITAL FUNDING LP
                                    By: Highland Capital Management,
                                        as its Collateral Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    HIGHLAND LEGACY LIMITED
                                    By: Highland Capital Management,
                                        as its Collateral Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                Execution Copy

                                    PAMCO CAYMAN LTD.
                                    By: Highland Capital Management,
                                        as its Collateral Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                Execution Copy

                                    IBM CREDIT CORPORATION


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    NEMEAN CLO, LTD.
                                    By:     ING Capital Advisors LLC,
                                            as Investment Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    ARCHIMEDES FUNDING II, LTD.
                                    By:     ING Capital Advisors LLC,
                                            as its Collateral

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    ARCHIMEDES FUNDING III, LTD.
                                    By:     ING Capital Advisors LLC,
                                            as Collateral Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                           Execution Copy

                                    KZH ING-1 LLC

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    KZH ING-2 LLC

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    MORGAN GUARANTY TRUST COMPANY OF NEW
                                      YORK

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    MERITA-NORDBANKEN GROUP


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                            Execution Copy

                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    MERRILL LYNCH PRIME RATE PORTFOLIO
                                    By: Merrill Lynch Investment Managers, L.P.,
                                        as Investment Advisor

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    MORGAN STANLEY DEAN WITTER
                                    PRIME INCOME TRUST

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    HARBOURVIEW CDO II, LTD.
                                    By: Oppenheimer Funds,
                                        as its Collateral Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                Execution Copy

                                    OPPENHEIMER SENIOR FLOATING RATE FUND
                                    By: Oppenheimer Funds, as its
                                        Collateral Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    NUVEEN FLOATING RATE FUND
                                    By: John Nuveen, as its Collateral Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    NUVEEN SENIOR INCOME FUND
                                    By: John Nuveen, as its Collateral Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    ROYAL BANK OF CANADA

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                            Execution Copy

                                   SOCIETE GENERALE

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    STANFIELD CLO, LTD.
                                    By:     Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    STANFIELD/RMF TRANSATLANTIC CDO, LTD.
                                    By:     Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    SUMITOMO TRUST AND BANKING CO., LTD.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                                  Execution Copy

                                    TORONTO DOMINION (TEXAS), INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                            Execution Copy

                                    UBS AG, STAMFORD BRANCH


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    VAN KAMPEN PRIME RATE INCOME TRUST
                                    By:     Van Kampen Investment Advisory Corp.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    VAN KAMPEN SENIOR INCOME TRUST
                                    By:     Van Kampen Investment Advisory Corp.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    J.H. WHITNEY CASH FLOW FUND, L.P.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                    WINDSOR LOAN FUNDING, LIMITED
                                    By:  Stanfield Capital Partners LLC
                                         as its Collateral Manager

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                              Execution Copy

                                    SIEMENS FINANCIAL SERVICES, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                                               Execution Copy

                                                                      Annex A

                        Form of Term Loan C Loan Request

                                                                Execution Copy

                                 Exhibit 2.03(c)

                        Form of Term Loan C Loan Request

                                                                       [Date]
The Bank of New York,
as Administrative Agent
One Wall Street
New York, New York  10286

Attention:  ______________

                           Term Loan C Loan Request

Ladies and Gentlemen:

                  Reference is made to the Revolving Credit and Term Loan Agreement, dated as of May 4, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Winstar Communications, Inc., a Delaware corporation (the "Parent"), WCI Capital Corp., a Delaware corporation (the "Borrower"), each of the entities listed on the signature pages thereof under the heading "Guarantors" and the Additional Guarantors from time to time parties thereto, each of the Lenders from time to time parties thereto, The Bank of New York, as letter of credit issuer, administrative agent and collateral agent for the Lenders, Citicorp North America, Inc., as syndication agent for the Lenders, and CIBC World Markets Corp. and Credit Suisse First Boston, as documentation agents for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                  The Borrower hereby gives you notice, pursuant to Section 2.03(c) of the Credit Agreement, that it requests Term Loan C Loans, and in that connection sets forth below the terms on which such Term Loan C Loans are requested to be made:

         (A)      Borrowing Date              [Must be a Business Day]
                                              --------------------------

         (B)      Aggregate Principal Amount  $200,000,000
                                              -------------

         (C)      Interest Rate Basis         [ABR] [Eurodollar Loan]
                                              -----------------------

                                                        Execution Copy

         (D)      Interest Period and the
                  last day thereof*
                                          ------------------------------

         (E)      Applicable Margin
                                          ------------------------------



                                                    Very truly yours,

                                                    WCI CAPITAL CORP.

                                                    By:______________________
                                                          Name:
                                                          Title:

--------
* One, two, three or six months (or with consent of Lenders, nine or twelve months) in the case of Eurodollar Loans; not applicable to ABR Loans.

                                                                 Execution Copy

                                                                       Annex B

                             Form of Term Loan Note

                                                                Execution Copy

                               Exhibit 11.01(d)-2

                             Form of Term Loan Note

                                 PROMISSORY NOTE

[Principal Amount]                                                     [Date]

         WCI CAPITAL CORP., a Delaware corporation (the "Borrower"), for value received, hereby promises to pay to the order of [LENDER] (the "Lender"), at the office of ____________________, at ___________________________________, in
lawful money of the United States, the principal sum of [PRINCIPAL AMOUNT IN DOLLARS], in installments as follows due on each Term Loan [A] [B] [C] Scheduled Installment Date, as defined in the Credit Agreement (hereinafter defined), equal to the [percentages][amounts] set forth in Section 2.05[(b)][c][d] of the Credit Agreement.

         This Note shall bear interest as set forth in the Credit Agreement for Term Loan [A] [B] [C]Loans. If interest or principal on the loan evidenced by this Note becomes due and payable on a day which is not a Business Day, as defined in the Credit Agreement, the maturity thereof shall be extended and interest shall be payable thereon at the rate specified in the Credit Agreement during such extension.

         This Note is one of the Term Notes referred to in that certain Revolving Credit and Term Loan Agreement, dated as of May 4, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Winstar Communications, Inc., a Delaware corporation (the "Parent"), WCI Capital Corp., a Delaware corporation (the "Borrower"), each of the entities listed on the signature pages thereof under the heading "Guarantors" and the Additional Guarantors from time to time parties thereto, each of the Lenders from time to time parties thereto, The Bank of New York, as letter of credit issuer, administrative agent and collateral agent for the Lenders, Citicorp North America, Inc., as syndication agent for the Lenders, and CIBC World Markets Corp. and Credit Suisse First Boston, as documentation agents for the Lenders, and is subject to prepayment in whole or in part and its maturity is subject to acceleration upon the terms provided in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         This Note is not negotiable and interests herein may be assigned only upon the terms and conditions specified in the Credit Agreement.

         All changes in interest determination on the Term Loan [A] [B] [C] Loan made pursuant to the Credit Agreement and all payments of principal hereof may be indicated by the Lender upon the grid attached hereto which is a part of this Note. Such notations shall be presumptive as to the aggregate unpaid principal and interest due under this Term Loan [A] [B] [C] Loan.

                                            WCI CAPITAL CORP.


                                            By:__________________________
                                                 Name:
                                                 Title:

                                                                 Execution Copy

                        TERM LOAN AND PRINCIPAL PAYMENTS


Aggregate Principal Amount of Term Loan [A] [B] [C] Loan:  $___________________

Borrowing Date:  ____________________


                                                                                      Amount of
                        Interest            Interest          Amount of                 Unpaid
                          Rate             Period (if         Principal               Principal                       Notation
       Date              Basis             applicable)          Repaid                 Balance           Total        Made By
--------------------------------------------------------------------------------------------------------------------------------
                        [ABR]
                      [Eurodollar]


--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------



===============================================================================================================================


                                      -86

                                                                Execution Copy

                                                                       Annex C

                        Form of Assignment and Acceptance

                                                               Execution Copy

                                Exhibit 11.03(a)

                        Form of Assignment and Acceptance

                            ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Revolving Credit and Term Loan Agreement, dated as of May 4, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Winstar Communications, Inc., a Delaware corporation (the "Parent"), WCI Capital Corp., a Delaware corporation (the "Borrower"), each of the entities listed on the signature pages thereof under the heading "Guarantors" and the Additional Guarantors from time to time parties thereto, each of the Lenders from time to time parties thereto, The Bank of New York, as letter of credit issuer, administrative agent and collateral agent for the Lenders, Citicorp North America, Inc., as syndication agent for the Lenders, and CIBC World Markets Corp. and Credit Suisse First Boston, as documentation agents for the Lenders. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

                  1. The assignor identified below (the "Assignor") hereby sells and assigns, without recourse, to the assignee identified below (the "Assignee"), and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date (as defined herein) set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents , including, without limitation, the interests set forth below in (i) the Commitments of the Assignor on the Assignment Date, (ii) the Loans (and any accrued interest thereon) owing to the Assignor which are outstanding on the Assignment Date and (iii) any other amounts owing to each such Assignor under the Credit Agreement on the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Credit Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any forms of the type described in Section 4.04(a) of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire and (iii) if required under the Credit Agreement, a processing and recordation fee of $3,500.

                  3. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                                                 Execution Copy

Date of Assignment and Acceptance:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:


Effective Date of Assignment and Acceptance (the "Assignment Date")*/:
                                                                   -



                                                           Percentage of Total
                                                          Commitment Assigned**/
                                                          ---------------------
Revolving Credit Commitment                                               %

Term Loan A Commitment                                                    %

Term Loan B Commitment                                                    %

Term Loan C Commitment                                                    %



                                                    Principal Amount
                                                    Assigned
                                                    --------------------
Revolving Credit Loans                              $

Term Loan A Loans                                   $

Term Loan B Loans                                   $

Term Loan C Loans                                   $


--------

* May not be fewer than two Business Days after the date of the Assignment and Acceptance.

**   Set forth, to at least 8 decimals, as a percentage of the Total Commitment.


                                      -89

                                                               Execution Copy

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

The terms set forth above
are hereby agreed to:

_________________, as Assignor                 _________________, as Assignee


By:__________________________                  By:__________________________
    Name:                                         Name:
    Title:                                        Title:



Consent given:*/
------------- -

WINSTAR COMMUNICATIONS, INC.                  [ADMINISTRATIVE AGENT]


By:__________________________                  By:__________________________
    Name:                                         Name:
    Title:                                        Title:





WCI CAPITAL CORP.                              [L/C ISSUER]


By:__________________________                  By:__________________________
     Name:                                        Name:
     Title:                                       Title:
--------

* To be completed to the extent consents are required under Section 11.03(a) of the Credit Agreement.

                                                                 Execution Copy

                                                                       Annex D

                    Schedule 1.01(c)-1 Lenders and Commitment

                                                                  Execution Copy





                                                 Schedule 1.01(c)-1

                                              Lenders and Commitments*

                                                     Revolving
                                 Address for          Credit         Term Loan A     Term Loan B       Term Loan C      Total
      Lender                       Notices          Commitment        Commitment      Commitment        Commitment   Commitment
      ------                      ---------         ----------        ----------      ----------        ----------   ----------
The Bank of New York       One Wall Street         $25,000,000.00    $31,250,000.00  $101,562,500.00                $157,812,500.00
                           New York, NY 10286

CIBC Inc.                  425 Lexington Avenue    $25,000,000.00    $31,250,000.00  $101,562,500.00                $157,812,500.00
                           New York, NY 10017

Citicorp North America,    390 Greenwich Street    $25,000,000.00    $31,250,000.00  $101,562,500.00                $157,812,500.00
Inc.                       1st Floor
                           New York, NY 10013

Credit Suisse First        11 Madison Avenue       $25,000,000.00    $31,250,000.00  $106,562,500.00                $162,812,500.00
Boston                     New York, NY 10010

ABN AMRO Bank N.V.         500 Park Avenue         $18,888,888.89    $23,611,111.11      --                          $42,500,000.00
                           2nd Floor
                           New York, NY 10022

Bank of Nova Scotia          One Liberty Plaza     $18,888,888.89    $23,611,111.11      --                          $42,500,000.00
                           New York, NY 10006

--------
* Commitments as of the Effective Date, or in the case of the Term Loan C Commitment, the Term Loan C Effective Date.

                                                     Revolving
                             Address for             Credit         Term Loan A     Term Loan B       Term Loan C      Total
      Lender                   Notices              Commitment        Commitment      Commitment        Commitment   Commitment
      ------                  ---------             ----------        ----------      ----------        ----------   ----------
Barclays Bank PLC           Borrowing Notices:     $18,888,888.89   $23,611,111.11   $10,000,000.00                  $52,500,000.00
                           ------------------
                            222 Broadway
                            New York, NY 10038
                            Attention: Jackie
                                       Brown
                            Other Notices:
                            -------------
                            388 Market Street,
                            Suite 1700
                            San Francisco, CA
                            94111

Credit Lyonnais             1301 Avenue of the     $18,888,888.89   $23,611,111.11  $10,000,000.00                   $52,500,000.00
New York Branch             Americas
                            New York, NY  10019

Dresdner Bank AG,           75 Wall Street         $18,888,888.89   $23,611,111.11        --                         $42,500,000.00
New York and                New York, NY
Grand Cayman Branches       10005-2889

Fleet National Bank         100 Federal Street     $18,888,888.89   $23,611,111.11        --                         $42,500,000.00
                            Mail Code:
                              MADE10008H
                            Boston, MA 02110

Morgan Guaranty Trust       60 Wall Street         $18,888,888.89   $23,611,111.11        --                         $42,500,000.00
Company of New York         New York, NY
                            10260-0060
                            Attention: John
                                Kowalczuk

Royal Bank of Canada        One Liberty Plaza      $18,888,888.89   $23,611,111.11        --                         $42,500,000.00
                            Fifth Floor
                            New York, NY
                            10006-1404

Siemens Financial           Borrowing Notices:          --               --               --       $200,000,000.00  $200,000,000.00
Services, Inc.              ----------------
                            200 Somerset Corporate
                                 Blvd.
                            Bridgewater, NJ
                                 08807-2843
                            Attention: Robert Knapp
                            Other Notices:
                            --------------
                            900 Broken Sound Parkway
                                 NW (A-5)
                            Boca Raton, FL 33487

Societe Generale            1221 Avenue of the    $18,888,888.89   $23,611,111.11        --                          $42,500,000.00
                            Americas
                            New York, NY 10020

                                                     Revolving
                             Address for             Credit         Term Loan A     Term Loan B       Term Loan C      Total
      Lender                   Notices              Commitment        Commitment      Commitment        Commitment   Commitment
      ------                  ---------             ----------        ----------      ----------        ----------   ----------

Toronto Dominion            909 Fannin Street       $18,888,888.89  $23,611,111.11  $2,250,000.00                    $45,000,000.00
Texas, Inc.                 19th Floor
                            Houston, TX 77010

IBM Credit                  North Castle Drive      $11,111,111.11  $13,888,888.89      --                           $25,000,000.00
Corporation                 Armonk, NY 10504

Merrill Lynch Senior        800 Scudders Mill Road        --              --        $16,500,000.00                   $16,500,000.00
Floating Rate Fund, Inc.    Plainsboro, NJ  08536

Van Kampen Prime Rate       One Parkview Plaza            --              --        $12,500,000.00                   $12,500,000.00
Income Trust                5th Floor
Execution Copy              Oakbrook Terrace, IL
                            60181

Van Kampen Senior           One Parkview Plaza           --              --         $12,500,000.00                   $12,500,000.00
Income Trust                Fifth Floor
                            Oakbrook Terrace, IL 60181